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                                                                  EXHIBIT 10.13

                               M E M O R A N D U M




TO:     EAGLE RIVER INTERNATIONAL LIMITED

FROM:   AZCO Mining Inc.

DATE:   June 7, 1996

RE:     STRATEGIC ALLIANCE

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The purpose of this Memorandum is to briefly set forth our agreement to form a strategic alliance on the following term:

1. The parties will form a joint venture company, or other appropriate entity as advised by counsel, to mutually develop properties identified by Eagle River.

2. The parties's interest in the joint venture entity shall be as to 75% for AZCO and 25% for Eagle River.

3. Eagle River's responsibility is to seek out, pursue and acquire such properties of merit as the parties may mutually determine, for which Eagle River shall be funded by the joint venture entity.

4. AZCO's responsibility is to provide, or raise the necessary funds for the joint venture enterprise.

5. Any ventures which Eagle River wishes to pursue shall first be brought to the strategic alliance joint venture for AZCO's consideration and, if AZCO determines, in consultation with Eagle River, that the particular planned endeavour is not considered appropriate for the joint venture, then Eagle River may pursue such planned venture on its own without further reference to the strategic alliance.

6. The parties acknowledge that it is intended that the properties to be acquired and developed by the strategic alliance will be vended into public vehicles mutually agreed for development and fund raising or, if AZCO shall determine that the interest shall be directly acquired by AZCO, AZCO shall negotiate fair and reasonable compensation for Eagle River's 25% interest and such compensation shall be based upon an independent professionally qualified, mutually agreed, evaluator. If the parties cannot agree then the interest shall be vended to a public corporation under the terms of this Memorandum.








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7.      The joint venture shall negotiate anti-dilution provisions for each party for any equity consideration received in the public vehicles.


If the foregoing accurately represents our agreement, please execute a copy of this Memorandum as our agreement in principle. We will thereupon instruct our solicitors to proceed with a detailed agreement. It is intended that this Memorandum shall have binding legal effects.


Yours truly,


AGREED THIS ______ day of June, 1996

AZCO MINING INC.


Per:
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           Authorized Signatory

AGREED THIS ______ day of June, 1996

EAGLE RIVER INTERNATIONAL LIMITED


Per:
    -----------------------------------
           Authorized Signatory